UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2003

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 323-5000

(Former name or former address, if changed since last report)

ITEM 7.                                              Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished herewith:

99.1	Text of Press Release, dated December 17, 2003, titled “3Com Reports Fiscal Q2 Results: Company Reports Revenue of $182 Million, an Increase of 12 Percent Sequentially”

ITEM 12.                                       Results of Operations and Financial Condition

On December 17, 2003, 3Com Corporation issued a press release regarding its financial results for its fiscal quarter ended November 28, 2003.  The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: December 17, 2003	By:	/s/ MARK SLAVEN
Mark Slaven Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Text of Press Release, dated December 17, 2003, titled “3Com Reports Fiscal Q2 Results: Company Reports Revenue of $182 Million, an Increase of 12 Percent Sequentially”